                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                            Current Report Pursuant
                         To Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 1, 1998


                                    ATG INC.
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


             0-23781                                      94-2657762
     (Commission File Number)                  (IRS Employer Identification No.)

47375 Fremont Boulevard, Fremont, CA                        94538
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (510) 490-3008

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


a)  Financial Statements of Business Acquired

    The following financial statements respecting the acquired assets are included as part of this report:

      Report of Independent Accountants

      Statement of Assets Acquired and Liabilities Assumed of the Molten Metal Technology, Inc. Catalytic Extraction and Wet Waste Business as of September 30, 1998 and December 31, 1997

      Statement of Revenue and Direct Operating Expenses of the Molten Metal Technology, Inc. Catalytic Extraction and Wet Waste Business for the Nine Months Ended September 30, 1998 and for the Year Ended December 31, 1997

      Notes to Financial Statements

b)  Pro Forma Financial Information

    The following pro forma financial information is included as part of this report:

      Introduction to Pro Forma Financial Information

      Pro Forma Condensed Combined Balance Sheet as of September 30, 1998 (unaudited)

      Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 1998 and for the Year Ended December 31, 1997 (unaudited)

      Notes to Pro Forma Combined Financial Statements

c)  Exhibits

    2.1     Final bankruptcy court bid dated November 13, 1998.*
    2.2 Form of letter agreement dated December 1, 1998 among the purchasers and the Trustee.*
    23.1    Consent of Independent Accountants.



_________
*Incorporated by reference to exhibits filed with the Registrant's Form 8-K dated December 1, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ATG Inc.


Dated:  August 4, 1999          By:   /s/ Steven J. Guerrettaz
                                      ---------------------------
                                      Steven J. Guerrettaz
                                      Vice President - Chief Financial Officer

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of ATG Inc.

We have audited the accompanying statement of assets acquired and liabilities assumed of the Molten Metal Technology, Inc. Catalytic Extraction and Wet Waste Business as of September 30, 1998 and December 31, 1997 and the related statement of revenue and direct operating expenses for the nine months ended September 30, 1998 and for the year ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements audited by us present fairly, in all material respects, the assets acquired and liabilities assumed of the Molten Metal Technology, Inc. Catalytic Extraction and Wet Waste Business as of September 30, 1998 and December 31, 1997, and the related statement of revenue and direct operating expenses for the nine months ended September 30, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



/s/ PricewaterhouseCoopers LLP

Knoxville, Tennessee
July 27, 1999

              Statement of Assets Acquired and Liabilities Assumed
                      of the Molten Metal Technology, Inc.
                  Catalytic Extraction and Wet Waste Business
                                 (In thousands)


                                                      September 30,                        December 31,
                                                           1998                                1997
                                                   ----------------------             ---------------------
ASSETS
 Accounts receivable                                $               3,535             $               6,877
 Inventory                                                            613                               194
 Property, plant and equipment, net                                58,803                            59,435
 Intangibles, net                                                   2,648                             3,448
 Other                                                                215                               215
                                                    ---------------------             ---------------------

                                                    $              65,814             $              70,169
                                                    =====================             =====================
LIABILITIES
 Accrued waste disposal                             $               3,658             $               2,068
 Accrued decommissioning                                              164                                94
                                                    ---------------------             ---------------------

                                                    $               3,822             $               2,162
                                                    =====================             =====================

   The accompanying notes are an integral part of these financial statements.

               Statement of Revenue and Direct Operating Expenses
                      of the Molten Metal Technology, Inc.
                  Catalytic Extraction and Wet Waste Business
                                 (In thousands)

                                                         Nine Months                       Fiscal Year
                                                            Ended                             Ended
                                                      September 30, 1998                 December 31, 1997
                                                    ---------------------             ---------------------
Revenue                                               $            17,685                $           21,155

Direct Operating Expenses                                          25,781                            35,901
                                                    ---------------------             ---------------------
Excess of Direct Operating
  Expenses over Revenue                               $            (8,096)               $          (14,746)
                                                    =====================             =====================

   The accompanying notes are an integral part of these financial statements.

                         Molten Metal Technology, Inc.
                  Catalytic Extraction and Wet Waste Business
                         Notes to Financial Statements



1.  BUSINESS AND BASIS OF PRESENTATION

On December 1, 1998, ATG Inc. (the "Company"), acquired certain assets and business lines from the trustee (the "Trustee" or "Seller") for debtors under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Massachusetts, Case Nos. 97-21385-CJK through 97-21389-CJK. The assets and business lines acquired were formerly owned by Molten Metal Technology, Inc. or its affiliates ("MMT").

The accompanying statement of assets acquired and liabilities assumed as of September 30, 1998 and December 31, 1997 of the MMT Catalytic Extraction and Wet Waste Business and the related statement of revenue and direct operating expenses for the nine months ended September 30, 1998 and the year ended December 31, 1997 were prepared from the books and records maintained by MMT using the historical cost method, of which the Catalytic Extraction Business and Wet Waste Business represents a specific business unit. The Catalytic Extraction and Wet Waste Business has never operated as a separate business entity or division of MMT but rather has been an integrated part of MMT's consolidated business. The statement of revenue and direct operating expenses do not include charges from MMT for corporate selling, general, administrative, interest and income tax expense since such items are considered to be MMT corporate expenses and are not allocable to individual business units. Such expenses included costs for MMT's executive management, information systems support, corporate accounting and treasury functions, corporate legal matters, and other such costs.

The statement of revenue and direct operating expenses include the revenue and direct costs that relate to the Catalytic Extraction and Wet Waste Business. Direct operating expenses include salaries and wages, fringe benefits, materials, depreciation and other expenses directly associated with revenue generating activities.

The assets purchased by the Company included substantially all of the fixed assets, contracts, licenses and permits associated with the Seller's catalytic extraction processing (thermal treatment) of radioactively contaminated resins used at nuclear power plants and wet waste processing of radioactive contaminated liquids. The businesses also included the rental of containers and shielded transportation equipment and sale of treatment, dewatering and volume reduction equipment.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Inventory
---------

Inventory consists primarily of waste containers that are specifically identified and are valued at the lower of acquisition cost or market.

Intangible Assets
-----------------

Intangible assets are stated at cost. Amortization is calculated on a straight-line basis over the estimated useful lives of the related assets.

Property, Plant and Equipment
-----------------------------

Property, plant and equipment are stated at cost. Depreciation on equipment is calculated on a straight-line basis over the estimated useful lives of the related assets. Repairs and maintenance costs are charged to expense as incurred.

Revenue Recognition
-------------------

Revenue from waste processing services is generally recognized upon the substantial completion of the waste treatment process. Revenue from transportation services and equipment sales is recognized as the services are provided and equipment is delivered.

Direct Operating Expenses
-------------------------

Direct operating expenses incurred represent only those costs associated with the direct revenue and operations of the businesses. Such costs include allowance for bad debts, reserves for closure or decommissioning, depreciation, amortization, interest and taxes. Costs associated with estimates of realizable value or valuation of assets, including impairment of assets have not been included.


3.  PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment include the following at September 30, 1998 and December 31, 1997 (in thousands):


                                                               1998                1997
                                                         --------------      --------------
  Land                                                    $         267       $         267
  Buildings                                                      12,018              12,007
  Machinery and equipment                                        40,485              44,900
  Construction in progress                                       10,501               4,543
                                                         --------------      --------------
                                                                 63,271              61,717
  Less: Accumulated depreciation                                 (4,468)             (2,282)
                                                         --------------      --------------
                                                          $      58,803       $      59,435
                                                         ==============      ==============


4.  INTANGIBLES

Intangibles consist of the following as of September 30, 1998 and December 31, 1997 (in thousands):

                                                               1998                1997
                                                         --------------      --------------
  Non-compete agreement                                   $     2,768         $      2,768
  Permits                                                       1,466                1,466
  Engineering drawings and other                                  934                  934
                                                       --------------       --------------
                                                                5,168                5,168
  Less:  Accumulated amortization                              (2,520)              (1,720)
                                                       --------------       --------------
                                                          $     2,648          $     3,448
                                                       ==============       ==============

                        PRO FORMA FINANCIAL INFORMATION

Introduction to Pro Forma Financial Information

The unaudited pro forma combined balance sheet of the Company as of September 30, 1998 assumes that the acquisition of certain assets and assumption of certain liabilities of MMT's Catalytic Extraction and Wet Waste Business had occurred on that date. The unaudited pro forma combined statements of operations for the nine months ended September 30, 1998 and for the year-ended December 31, 1997 present the results of operations of the Company assuming the acquisition of MMT's Catalytic Extraction and Wet Waste Business had been consummated as of the beginning of the periods indicated.

The unaudited pro forma combined financial statements have been prepared by the Company and all calculations have been made based upon assumptions deemed appropriate. Included in these assumptions is the presumption that no additional selling, general and administrative costs are required because the current infrastructure is deemed sufficient to support the additional activities anticipated from the acquisition. The unaudited pro forma combined financial statements were prepared utilizing the accounting policies of the Company. The preliminary allocations of the purchase price, which may be subject to certain adjustments as the Company finalizes the allocation of the purchase price in accordance with generally accepted accounting principles, are included in the unaudited pro forma combined financial statements. The purchase price has been allocated based upon the estimated fair values of the assets acquired and liabilities assumed.

The unaudited pro forma combined financial information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the acquisition had been consummated on the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to be indicative of the results of operations or financial position which may be achieved in the future. The unaudited pro forma combined financial information should be read in conjunction with the Company's historical consolidated financial statements and notes thereto contained in the 1998 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, June 30, 1998, and September 30, 1998, and the Statements of Assets Acquired and Liabilities Assumed and of Revenue and Direct Operating Expenses of MMT's Catalytic Extraction and Wet Waste Business presented herein.

                                    ATG INC.
                   Pro Forma Condensed Combined Balance Sheet
                            As of September 30, 1998
                                 (In thousands)
                                  (Unaudited)


                                                              Net Assets             Pro Forma              Pro Forma
                                            ATG Inc.           Acquired             Adjustements            Combined
                                         --------------     ----------------    ------------------     -----------------
Current Assets:
 Cash and cash equivalents                 $      6,894       $            -       $        (2,931)      $         3,963
 Accounts receivable, net                        14,647                3,535                  (779)               17,403
 Prepayments and other
   current assets                                 1,584                  613                   238                 2,435
                                         --------------     ----------------    ------------------     -----------------
  Total current assets                           23,125                4,148                (3,472)               23,801

Property and equipment, net                      25,019               58,803               (43,432)               40,390

Other assets                                      4,802                2,863                (1,021)                6,644
                                         --------------     ----------------    ------------------     -----------------

                                           $     52,946       $       65,814       $       (47,925)      $        70,835
                                         ==============     ================    ==================     =================

Current Liabilities:
 Short-term borrowings                     $          -       $            -       $         3,800       $         3,800
 Current portion of long-term debt                1,638                    -                 3,133                 4,771
 Accounts payable and accrued
   liabilities                                    6,608                3,822                 1,267                11,697
                                         --------------     ----------------    ------------------     -----------------
  Total current liabilities                       8,246                3,822                 8,200                20,268

Long-term Debt and Capital Leases                 5,689                    -                 5,867                11,556

Deferred Income Taxes                               467                    -                     -                   467

Shareholders' Equity                             38,544                    -                     -                38,544
                                         --------------     ----------------    ------------------     -----------------

                                           $     52,946       $        3,822       $        14,067       $        70,835
                                         ==============     ================    ==================     =================

        The accompanying notes are an integral part of this statement.

                                    ATG INC.
              Pro Forma Condensed Combined Statement Of Operations
                  For The Nine Months Ended September 30, 1998
                     (In thousands, except per share data)
                                  (Unaudited)


                                                         Net Assets              Pro Forma              Pro Forma
                                     ATG Inc.             Acquired              Adjustments              Combined
                                ----------------    -----------------      -------------------      ----------------
Revenue                                  $21,288              $17,685                  $     -               $38,973
Cost and expenses                         16,297               25,781                   (3,436)               38,642
                                ----------------    -----------------      -------------------      ----------------

Operating income (loss)                    4,991               (8,096)                   3,436                   331
Interest Income                              139                    -                        -                   139
                                ----------------    -----------------      -------------------      ----------------

Income (loss) before taxes                 5,130               (8,096)                   3,436                   470
Provision (benefit) for taxes             2,052                    -                   (1,872)                  180
                                ----------------    -----------------      -------------------      ----------------

Net income (loss)                        $ 3,078              $(8,096)                 $ 5,308               $   290
                                ================    =================      ===================      ================

Net income per share
     Basic                               $  0.24                                                             $  0.02
     Diluted                             $  0.23                                                             $  0.02
Weighted average shares
     Basic                                12,686                                                              12,686
     Diluted                              13,412                                                              13,412

        The accompanying notes are an integral part of this statement.

                                    ATG INC.
              Pro Forma Condensed Combined Statement Of Operations
                      For The Year Ended December 31, 1997
                     (In thousands, except per share data)
                                  (Unaudited)


                                                           Net Assets               Pro Forma                Pro Forma
                                      ATG Inc.              Required               Adjustments               Combined
                                   ---------------     -----------------      --------------------      -----------------
Revenue                                   $19,107               $ 21,155                   $     -               $ 40,262
Costs and expenses                         18,192                 35,901                    (3,013)                51,080
                                 ----------------     ------------------     ---------------------     ------------------

Operating income (loss)                       915                (14,746)                    3,013                (10,818)
Interest income                                58                      -                         -                     58
                                 ----------------     ------------------     ---------------------     ------------------

Income (loss) before taxes                    973                (14,746)                    3,013                (10,760)
Provision (benefit) for taxes                 (45)                     -                        45                      -
                                 ----------------     ------------------     ---------------------     ------------------

Net income (loss)                           1,018                (14,746)                    2,968                (10,760)
Accretion of mandatorily                   (1,469)                     -                         -                 (1,469)
 redeemble preferred stock
                                 ----------------     ------------------     ---------------------     ------------------
Net loss available to common              $  (451)              $(14,746)                  $ 2,968               $(12,229)
 shareholders                    ================     ==================     =====================     ==================

Net loss per share                        $ (0.06)                                                               $  (1.62)

Weighted average shares                     7,532                                                                   7,532

        The accompanying notes are an integral part of this statement.

                                    ATG INC.
                Notes to Pro Forma Combined Financial Statements
                                  (Unaudited)


1. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 1998 and year ended December 31, 1997, have been prepared by combining the historical consolidated financial statements of operations of the Company with the historical statements of revenue and direct expenses related to the net assets acquired.

2. The acquisition is being accounted for using the purchase method of accounting. The net purchase price is less than the fair market value of assets purchased, thus no goodwill has been recognized.

3. The pro forma combined statements of operations include adjustments to: 1) reflect estimated depreciation and amortization based on the allocated purchase price to the assets acquired; and 2) adjust the combined tax provision.

4. The pro forma combined balance sheet has been prepared to reflect the acquisition of the assets and assumed liabilities as of the date of purchase. Pro forma adjustments are made to reflect: 1) the payment of cash and related borrowings; 2) the assumption of certain liabilities related to legacy wastes, reserves for decommissioning of the facility and limited cure costs payable to vendors; 3) the estimated fair value of land, buildings and equipment purchased; and 4) the estimated fair value of receivables, inventory and intangible assets. There was no goodwill reflected in the transaction.